Exhibit 10.2

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED MASTER

REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of July 10, 2015 (this “Amendment”), by and among PARLEX 5 KEN FINCO, LLC, a Delaware limited liability company (“U.S. Seller”), PARLEX 5 KEN UK FINCO, LLC, a Delaware limited liability company (“U.K. Seller”), PARLEX 5 KEN CAD FINCO, LLC, a Delaware limited liability company (“CAD Seller”) and PARLEX 5 KEN ONT FINCO, LLC, a Delaware limited liability company (“ONT Seller” and together with CAD Seller, “Canadian Sellers”) and PARLEX 5 KEN EUR FINCO, LLC, a Delaware limited liability company (“German Seller”) (each a “Seller”, and together, the “Sellers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Sellers and Buyer are parties to that certain Third Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2015 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Sellers have requested, and Buyer has agreed, to amend certain provisions of the Repurchase Agreement as set forth in this Amendment, and Blackstone Mortgage Trust, Inc. (“Guarantor”) agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) Article 2 of the Repurchase Agreement is hereby amended by inserting the following new definition in correct alphabetical order:

“July 10 Amendment Effective Date”: June 10, 2015.

(b) The definitions of “Maximum Amount” and “U.S. Dollar Closing Date Maximum Amount”, as set forth in Article 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Maximum Amount”: (A) With respect to U.S. Dollars, U.S. $2,922,609,020.61, as such amount may be increased by up to U.S. $143,209,663.00 in Future Funding Amounts, and which amounts shall be available solely for the purchase of U.S. Purchased Assets and for the

Allocated Sequential Repayment Components of Purchased Assets other than U.S. Purchased Assets, (B) with respect to Canadian Dollars, C$693,646,822.86, as such amount may be increased by up to C$25,481,895.19 in Future Funding Amounts, and which amounts shall be available solely for the purchase of Canadian Purchased Assets, (C) with respect to Pounds Sterling, £247,431,281.41, which amount shall not be increased by any Future Funding Amounts, and which amounts shall be available solely for the purchase of U.K. Purchased Assets, and (D) with respect to Euros, €166,054,865.89, as such amount may be increased by up to €1,720,000.00 in Future Funding Amounts, and which amounts shall be available solely for U.K. Purchased Assets denominated in Euros, each of which amounts, in each case, shall be permanently reduced by each Principal Payment or other allocation of principal in respect of each Purchased Asset to the extent applied to reduce the Purchase Price thereof, including Principal Payments received and applied in reduction of each Allocated Sequential Repayment Component, repurchase of the Purchased Assets, the payment of Margin Deficits and any other application of Principal Payments in respect of the Purchased Assets applied to reduce the Purchase Price thereof.

“U.S. Dollar Closing Date Maximum Amount”: U.S. $4,215,877,489.10.

SECTION 2. Amendment Effective Date. This Amendment and its provisions shall become effective on the date first set forth above (the “July 10 Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of each Seller, Buyer and Guarantor, along with the delivery of that certain Amendment No. 1 to Third Amended and Restated Fee and Pricing Letter dated as of the date hereof by and among Sellers and Buyer (the “Fee Letter Amendment”) and such other documents as Buyer or counsel to Buyer reasonably requested, each dated as of the July 10 Amendment Effective Date.

SECTION 3. Representations, Warranties and Covenants. Each Seller hereby represents and warrants to Buyer, as of the July 10 Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions and its undertakings and obligations set forth in the Repurchase Agreement and each other Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Each Seller hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by that certain Amended and Restated Guarantee Agreement, dated as of June 30, 2015 (the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein, and (b) that, as of the date hereof Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment and the Fee Letter Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the July 10 Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, this “Master Repurchase and Securities Contract”, this “Amended and Restated Master Repurchase and Securities Contract”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7. Expenses. Sellers and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

SELLERS:

PARLEX 5 KEN FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN CAD FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN ONT FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN EUR FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Joe Check
	Name:	Joe Check
	Title:	Vice President

With respect to the acknowledgments set forth in Section 4 herein:

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer